UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  June 22, 2007

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain   Officers

G. Watts Humphrey, Jr. was elected a Class I director of the Company on June 22, 2007.  Mr. Humphrey will also serve as a member of the Corporate Governance and Compensation Committees of the Board of Directors.

Mr. Humphrey, 63, is the President of GWH Holdings, Inc., a private investment company located in Pittsburg, Pennsylvania, and serves as chairman and CEO of International Plastics Equipment Group, Inc., an international plastics machinery equipment company, and Centria, a manufacturer and erector of metal building systems.  Mr. Humphrey also owns Shawnee Farm, a thoroughbred breeding and racing operation, and is a director of Churchill Downs, Incorporated.  A news release describing Mr. Humphrey’s election is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1

News release dated June 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  June 22, 2007

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated June 22, 2007

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1

News release dated June 22, 2007

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